Fees Summary	Nov. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,255.67
Total Transaction Valuation	14,433,031.56
Total Offset Amount	0
Net Fee	$ 1,255.67
Offset Table N/A	N/A